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                                                                  Exhibit 10.381

                                ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "Agreement") is made and entered into as of ________________, 2004, by and among UTF WINSTON-SALEM L.L.C., a Delaware limited liability company {"Seller"), INLAND WESTERN WINSTON-SALEM 5TH STREET, L.L.C., a Delaware limited liability company ("Purchaser") and CHICAGO TITLE INSURANCE COMPANY ("Escrow Agent").

                             PRELIMINARY STATEMENTS

      Seller and Purchaser are parties to that certain Agreement of Sale August 10, 2004 (as amended, the "Purchase Agreement"), regarding the purchase and sale of certain real property located in the Winston-Salem, North Carolina (the "Property"). In connection with the closing (the "Closing") of the transaction contemplated by the Purchase Agreement, Seller and Purchaser desire certain proceeds of the Closing be delivered into escrow, to be disbursed by Escrow Agent in accordance with the terms and conditions of this Agreement and the Purchase Agreement.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

                                    AGREEMENT

      1. ESCROW PROCEEDS OF ESCROW PROCEEDS INTO ESCROW. Simultaneous with the Closing, Seller shall deposit a portion of the Purchase Price proceeds payable to Seller in the amount of $75,000 (the "Escrow Proceeds"). The Escrow Proceeds shall be delivered to Escrow Agent in immediately available funds and held by Escrow Agent as contemplated by the following provisions. The Escrow Proceeds shall be held by Escrow Agent, pending disbursement as contemplated herein, in a federally-insured interest bearing account with a commercial bank or savings and loan institution. The earnings on such account shall be deemed income of Seller.

      2.    RELEASE OF ESCROW PROCEEDS.

            (a) Purchaser shall be pursuing the issuance of a "No Further Action" determination (a "No Further Action Determination") from the North Carolina Department of Environment and Natural Resources (the "NCDENR") with respect to certain environmental conditions on the Property as described in the Phase II Limited Site Assessment prepared by ATC Associates, Inc. ("ATC") dated September 2, 2004. The Escrow Proceeds shall be held by the Escrow Agent, in escrow, and shall be disbursed by the Escrow Agent in such sums as may be necessary to pay any direct third party costs and expenses incurred by Purchaser in connection with obtaining a No Further Action Determination; provided that Purchaser provides Escrow Agent with (i) a written request

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      for payment and (ii) evidence sufficient to substantiate such third party costs and expenses.

            (b) If a No Further Action Determination is not received by June 30, 2005, any undisbursed portion of the Escrow Proceeds shall be released to Purchaser.

            (c) Upon the issuance of a No Further Action Determination by NCDENR, all amounts held by the Escrow Agent as the Escrow Proceeds, less any amounts required to pay expenses incurred by Purchaser as described above, shall be paid to Seller.

      3. DUTIES OF ESCROW AGENT/INDEMNITY. Escrow Agent's sole function hereunder shall be to receive and disburse funds in accordance with the terms hereof and with notices received from Purchaser which Escrow Agent shall believe to be genuine. Seller and Purchaser agree to indemnify and hold Escrow Agent harmless from and against any liability resulting from the good faith exercise of its rights and obligations hereunder. Escrow Proceeds, any withdrawals or thereof and any interest earned thereon, and to provide copies of such records to Purchaser or Seller from time to time upon either's written request, but not more than once every 30 days.

      4. ACCOUNTING RECORDS. Escrow Agent agrees to maintain consistent, detailed and accurate accounting records of the Escrow Proceeds, any withdrawals thereof and any interest earned thereon, and to provide copies of such records to Purchaser or Seller from time to time upon either's written request, but not more than once every 30 days.

      5.    COUNTERPART EXECUTION. This Agreement may be signed in counterparts.

      6. SUCCESSORS AND ASSIGNS. All of the provisions herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, to the same extent as if each such successor and assign were in each case named as a party to this Agreement.

      7. DEFINED TERMS. Capitalized terms used in this Agreement but not defined in this Agreement shall have the meanings assigned to them in the Purchaser Agreement.

      8. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed any delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

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      IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date first above written.

                                   SELLER:

                                   UTF WINSTON-SALEM L.L.C.

                                   By United Trust Fund Limited Partnership, its
                                      sole member

                                      By United Trust Fund, Inc., its sole
                                         general partner

                                         By  /s/ Fred M. Berliner
                                           -------------------------------------
                                         Name:  Fred M. Berliner
                                         Title: Senior Vice President


                                   PURCHASER:

                                   INLAND WESTERN WINSTON-SALEM
                                   5TH STREET, L.L.C.

                                   By: Inland Western Retail Real Estate Trust,
                                       Inc., its sole member

                                   By    /s/ Debra Palmer
                                      ------------------------------------------
                                   Name   Debra Palmer
                                        ----------------------------------------
                                   Title  Assistant Secretary
                                         ---------------------------------------


                                   ESCROW AGENT:

                                   CHICAGO TITLE INSURANCE
                                   COMPANY


                                   By: /s/ N. Eric Taylor
                                      ------------------------------------------
                                   Name:  N. Eric Taylor
                                        ----------------------------------------
                                   Title:   V.P. & Sr. Counsel
                                         ---------------------------------------

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